Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES
Fund:            ___Transamerica Bond________                                                                                     Security Description: SLFT 2015 – AA  B  3.62% 11/15/24

Issuer:            __Springleaf Funding Trust ____                                                                                     Offering Type: ___________144a___________________
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

__2/18/15__ __2/18/15__ $99.96615 $99.96615 ___3+____ _Firm___ __0.7%_ _2,024,314.54_ _113,120,000_ _2,204,253.61_ _Citigroup Global Mkts_ _Yes___

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A _Yes_ N/A _Yes__ _Yes_ _Yes_ _Yes__ N/A N/A _Yes_ _Yes_ _Yes__
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
______Loomis Sayles & Co LP _________________
       Sub-Adviser

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES
Fund:            ___Transamerica Bond________                                                                           Security Description: ENERGY TRAN PTNR 4.05   3/15/2015

Issuer:            __Energy Transfer Partners ____                                                                           Offering Type: ____US Registered___________________
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

__3/5/15__ __3/5/15__ $99.918 $99.918 ___3+____ _Firm___ __0.65%_ _2,123,257.50_ 1,000,000,000_ _3,100,455.54_ _UBS Securities_ _N/a___

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A _Yes_ N/A _Yes__ _Yes_ _Yes_ _Yes__ N/A N/A _Yes_ _Yes_ _Yes__
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
______Loomis Sayles & Co LP _________________
       Sub-Adviser

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES
Fund:            ___Transamerica Bond________                                                                                           Security Description: HKUS 8.625 2/1/20

Issuer:            __ Halcon Resources Corp____                                                                           Offering Type: ___________144a___________________
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

__4/21/15__ __4/21/15__ $100.00 $100.00 ___3+____ _Firm___ Not public _675,000_ _700,000,000_ _4,935,000_ _JP Morgan_ _Yes___

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A _Yes_ N/A _Yes__ _Yes_ _Yes_ _Yes__ N/A N/A _Yes_ _Yes_ _Yes__
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
______Loomis Sayles & Co LP _________________
       Sub-Adviser

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010